                                                                EXHIBIT 10-U

                        REGISTRATION RIGHTS AGREEMENT

                                                               January 23, 1996

        Advanced Polymer Systems, Inc., a Delaware corporation ("APS") and Dow Corning Corporation, a Michigan corporation ("PURCHASER"), hereby agree as follows:

                                    RECITALS

        A. APS is acquiring a polymer-based carrier system business from PURCHASER, and in payment thereof is issuing 200,000 shares of its Common Stock (the "Shares") to PURCHASER.

        B. The parties wish to provide for the registration of the subsequent resale of the Shares and for the orderly distribution thereof, all on the terms and conditions hereof.

        THE PARTIES AGREE AS FOLLOWS:

        1.  Registration Rights; Listing.

            1.1 Certain Definitions. As used herein, the following terms shall have the following respective meanings:

                 (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 (b) "Convertible Securities" shall mean securities of APS convertible into or exchangeable for Registrable Securities.

                 (c) "Holder" shall mean any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is PURCHASER or an assignee or transferee of Registration rights as permitted by
Section 1.8.

        (d) The terms "Registrar", "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

        (e) "Registrable Securities" shall mean the Shares issued to PURCHASER by APS, together with any Common Stock issued with respect to the Shares pursuant to stock splits, stock dividends and similar distributions, so long as such securities have not been sold to the public in a public distribution or a public securities transaction or sold in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act such that all transfer restrictions and restrictive legends with respect to such Shares shall have been removed in connection with such sale.

        (f) "Registration Expenses" shall mean all expenses incurred by APS in complying with this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for APS, blue sky fees and expenses, the expense of any special audits incident to or required by any such Registration and any expenses related to the maintenance of such Registration and qualification during the period specified in Section 1.4(a) hereof.

        (g) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the

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
rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             (h) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

        1.2  Registration.

             1.2.1 Registration. Subject to the terms of this Agreement, APS shall use its best efforts to effect Registration of the Registrable Securities within 60 days of their issuance to PURCHASER by filing as soon as possible after the date hereof a Form S-3 Registration Statement (or any successor to Form S-3) with the Commission.

             1.2.2 Registration of Other Securities. Any Registration Statement filed under this Section 1 may include securities of APS other than Registrable Securities; provided, however, that neither PURCHASER or any Holder shall be required to utilize an underwriter in connection with the sale of their Registrable Securities.

             1.2.3  Blue Sky.  In the event of any Registration pursuant to
Section 1, APS will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that:

                    (a) APS shall not be required to qualify to do business or to file a general consent to service of process in


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
any such states or jurisdictions, unless APS is already subject to service in such jurisdiction; and

                (b) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

        1.3 Expenses of Registration. All Registration Expenses (but not Selling Expenses) incurred in connection with the Registration pursuant to
Section 1 shall be borne by APS.

        1.4 Registration Procedures. Whenever required under this Agreement to effect the Registration of any securities of APS, subject to the other provisions of this Agreement, APS shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the Commission a Registration Statement with respect to such securities in accordance with Section 1.2.1 and use its diligent best efforts to cause such Registration Statement to become effective as promptly as possible thereafter and to remain effective for a period equal to the shorter of: (i) three years from the date of such effectiveness; or (ii) until the distribution described in the Registration Statement has been completed.

                (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities


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
Act with respect to the disposition of all securities covered by such Registration Statement.

                 (c) Furnish to the Holders participating in such Registration and the underwriters, if any, of the securities being Registered, such reasonable number of copies of the Registration Statement, preliminary prospectus and final prospectus as they may request in order to facilitate the public offering of such securities.

             1.5 Additional Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by a Holder, APS will furnish to the Holder(s):

                  (a) as soon as practicable after it becomes available (but in the case of APS' Annual Report to Stockholders, within 120 days after the end of each fiscal year of APS), one copy of: (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants); (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K; (iii) if not included in substance in its Quarterly Reports to Stockholders, its quarterly reports on Form 10-Q; and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits); and

                  (b) upon the reasonable request of a Holder, all exhibits excluded by the parenthetical to subparagraph (a) (iv) of this Section 1.5;

and APS, upon the reasonable request of a Holder, will meet with such Holder or a representative thereof at APS' headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Securities Act, including the reasonable production of information at APS' headquarters.

             1.6 Information Furnished by Holder. It shall be a condition precedent of APS' obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to APS such information regarding such Holder and the distribution proposed by such Holder as APS may reasonably request.

             1.7  Indemnification.

                  1.7.1 Company's Indemnification of Holder. APS will indemnify and hold harmless each Holder, each of its officers, directors, employees, agents, affiliates and constituent partners, and each person deemed to be in control of such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), from and against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any


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

such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by APS of any rule or regulation promulgated under the Securities Act applicable to APS and relating to action or inaction required of APS in connection with any such Registration, qualification or compliance or arise out of any failure by APS to fulfill an undertaking included in the Registration Statement; and APS will reimburse each such Holder, each such underwriter and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 1.7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of APS (which consent shall not unreasonably be withheld) and; provided, further, that APS will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to APS by such Holder or controlling person and stated expressly to be for use in connection with the offering of securities of APS.

        1.7.2 Holder's Indemnification of Company. Each Holder will indemnify and hold harmless APS, each of its directors, officers, employees, agents and affiliates, each

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
person deemed to be in control of APS within the meaning of Section 15 the Securities Act or Section 20 of the Exchange Act, and each other such Holder, each of its officers, directors, employees, agents, affiliates and constituent partners, and each person deemed to be in control of such other Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification or compliance; and will reimburse APS, such Holder, such directors, officers, partners, persons or control persons for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to APS by such Holder and specifically approved in writing by such Holder for use in connection with the offering of securities of APS; provided, however, that the indemnity contained in this Section 1.7.2 shall not apply with respect to a Holder to amounts paid in settlement of any claim, loss, damage, liability or action if settlement is effected without the consent of such Holder (which consent shall not be unreasonably delayed or withheld).

        1.7.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.7, notify the indemnifying party in writing of the commencement thereof and, to the extent reasonably possible, generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided, further, that if either party reasonably determines that there may be a conflict between the position of APS and a Holder in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 1.7, then counsel for such party shall be entitled to conduct, or participate in, the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party and the costs of such counsel shall be borne by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 1.7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 1.7.

        1.8 Transfer of Rights. The right to cause APS to Register securities granted by APS to PURCHASER under this Agreement may be assigned by any Holder to a transferee or assignee of any Registrable Securities not sold to the public acquiring at least 25,000 shares of such Holder's Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like); provided, however, that:

             (a) APS must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such information and Registration rights are being assigned; and

             (b) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of APS, in its best judgment, to be a competitor or potential competitor of APS. Notwithstanding the limitations set forth in the foregoing sentence respecting the minimum number of shares which must be transferred and permitted transferees and assignees: (i) any


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
Holder which is a partnership may transfer such Holder's Registration rights to such Holder's constituent partners without restriction as to the number or percentage of shares acquired by any such constituent partner; and (ii) Section 1.8(b) shall not prohibit the transfer or assignment of such rights to an affiliate of the PURCHASER.

        1.9 Nasdaq Listing. Prior to the effective date of a Registration of any of the Shares, APS shall file an application with NASDAQ to list such Shares for quotation on the Nasdaq National Market.

        1.10 Delay in Effectiveness. In the event a Registration Statement covering the Shares is not declared effective within ninety (90) days after the date hereof or in the event the effectiveness of such Registration Statement is suspended or terminated at any time subsequent to the 90th day after the date hereof and prior to the termination of the period specified in Section 1.4(a) hereof, APS shall pay to the Holders an amount equal to $275 per day for each day such Registration Statement is not effective; provided that nothing herein is intended to limit a Holder's ability to seek to enforce its rights to require that a Registration Statement covering Shares remains effective during the period specified in Section 1.4 hereof; and provided further that APS shall not be required to make any payments to a Holder if the failure to obtain or maintain an effective Registration Statement is solely attributable to a Holder's failure to provide APS with

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

information required to be provided by such Holder for inclusion in the Registration Statement.

        2.  Miscellaneous.

            2.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

            2.2 Successors and Assigns. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

            2.3 Entire Agreement. This Agreement and the Asset Purchase Agreement and the Exhibits and Schedules hereto and thereto constitute the entire contract between APS and the PURCHASER relative to the subject matter hereof. Any previous agreement between APS and the PURCHASER with respect to the subject matter hereof is superseded by this Agreement.

            2.4 Severability. Any invalidity, illegality or limitation of the enforceability with respect to any Holder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any PURCHASER's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Holders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal

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
and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        2.5 Amendment of Agreement. Any provision of this Agreement may be amended only by a written instrument signed by APS and by PURCHASER.

        2.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed:

                (a) if to APS, Advanced Polymer Systems, Inc., 3696 Haven Avenue, Redwood City, California 94063, ATTENTION: President; and

                (b) if to PURCHASER, Dow Corning Corporation, 2200 W. Salzburg Road, Midland, Michigan 48686-0994, ATTENTION: General Counsel.

        2.7 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

        2.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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
        IT WITNESS WHEREOF, the parties have executed this Agreement.

                                        ADVANCED POLYMER SYSTEMS, INC.

                                        By:/s/ Michael O'Connell
                                           ---------------------------------
                                           Michael O'Connell
                                           Senior Vice President and CFO


                                        DOW CORNING CORPORATION

                                        By:/s/ William P. Cavanaugh
                                           ---------------------------------
                                           William P. Cavanaugh
                                           Commercial Unit Manager
                                           Personal Household and
                                            Automotive Products


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
                                                                  EXECUTION COPY


                           ASSET  PURCHASE  AGREEMENT

         THIS AGREEMENT made the 23rd day of January, 1996, by and between ADVANCED POLYMER SYSTEMS, INC., a Delaware corporation with its principal place of business at 3696 Haven Avenue, Redwood City, California 94063 ("APS") and DOW CORNING CORPORATION, a Michigan corporation with its principal place of business at 2200 W. Salzburg Road, Midland, Michigan 48686-0994 ("DCC").

                                    RECITALS

         A. APS and DCC entered into a Joint Agreement effective November 25, 1991, providing for joint cross licensing, joint development and sharing of gross margin from the marketing of certain Microsponge(R) Systems and Polytrap(R) Systems (together, the "Systems").

         B. APS and DCC entered into a Purchase/Sales Agreement effective November 25, 1991, providing for supply of the Systems by APS to DCC and their purchase by DCC from APS.

         C. The parties now desire to terminate the Joint Agreement and the Purchase/Sales Agreement.

         D. The parties also now desire to provide for the sale, transfer and assignment by DCC to APS of certain worldwide patents that cover the Polytrap(R) System, all unpatented Polytrap(R) Technology and the Polytrap(R) Trademarks on the terms and conditions and for the consideration herein set forth.

         IT IS, THEREFORE, AGREED as follows:

         1. Definitions. For the purposes of this Agreement, the following definitions shall apply.

                 "Affiliates" of a party shall mean agents, representatives, attorneys, successors, assigns, employees, officers, directors and shareholders of, or entities controlling, controlled by or under common control with, the party.

                 "Capital Loan" shall have the definition as set forth in
Section 7.1 of the Joint Agreement.

                 "Closing Date" shall have the meaning as defined in Section 3 hereto.

                 "Division of Gross Margin" shall have the meaning consistent with Section 6 of the Joint Agreement and the definition of "Gross Margin" in such agreement.

                 "Joint Agreement" shall mean the agreement between the parties effective November 25, 1991, a copy of which is attached hereto as Exhibit A.

                 "Microsponge(R) System" shall mean a polymer-based delivery system as described and claimed in U.S. Patent No. 4,690,825.

                 "Net Sales" shall have the meaning set forth in Section 1.11 of the Joint Agreement.

                 "Purchase/Sales Agreement" shall mean the Purchase/Sales Agreement effective November 25, 1991 between the parties.

                 "Polytrap(R) System Assets" shall have the meaning as set forth in Section 3.1.

                 "Polytrap(R) System" shall mean a polymer-based carrier system as described and claimed in U.S. Patent No. Re. 33,429 issued on November 6, 1990.

                 "Polytrap(R) Patents" shall mean the patents and patent applications as listed on Exhibit B, and any patents that may issue on such patent applications, any divisions, continuations, continuations-in-part and reissues and renewals thereof, and all foreign counterparts thereof. "Polytrap(R) Patents" shall not include (a) U.S. patent number 5,100,477 and 5,126,309, and Japanese application number 121430/9, all of which are entitled "Decontamination of Toxic Chemical Agents"; and (b) U.S. patent number 5,173,520 entitled "Colorant Material with a Polymerized Coating," which are not listed on Exhibit B.

                 "Polytrap(R) Technology" shall mean know-how, trade secrets, inventions, data, technology and information, including, but not limited to, improvements thereof, relating to a Polytrap(R) System which are now owned by DCC and which DCC has the lawful right to disclose. Polytrap(R) Technology shall include, but shall not be limited to, processes and analytical methodology used in development, testing, analysis and manufacture, and clinical, toxicological, research, formulation, product development and other scientific data.

                 "Polytrap(R) Trademarks" shall mean the marks "Polytrap(R)", "Polytrap FLM(R)" and "Polytrap SMP(R)" in use by or registered to DCC.

                 "Related Seller Documents" shall have the meaning as set forth in Section 6.1(b) hereof.

                 "Related Purchaser Documents" shall have the meaning as set forth in Section 6.2(b) hereof.

                 "System(s)" shall mean a Microsponge(R) and/or Polytrap(R) System.





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
         2.      Termination of Existing Agreements.

                 2.1 The Joint Agreement shall be terminated effective on the Closing Date, as defined in Section 7. Notwithstanding such termination, DCC shall pay to APS the excess of APS' unpaid share of the Division of Gross Margin over the balance that may be due to DCC on the Capital Loan (subject to paragraph 2.3 of this Section) and the Capital Loan shall be considered paid in full.

                 2.2 The Purchase/Sales Agreement shall be terminated as of the Closing Date. Notwithstanding such termination, DCC shall make payment of all outstanding unpaid bills for purchases from APS (subject to provision 2.3 of this Section).

                 2.3 Any monies due APS, which relate to purchases and sales occurring prior to DCC's filing on May 15, 1995 for Chapter 11 protection under the U.S. Bankruptcy Code and still unpaid at Closing Date, may be considered pre-petition claims of APS against DCC and subject to payment in accordance with and upon confirmation of DCC's plan of reorganization.

         3.      Sale of Polytrap(R) System Assets.

         3.1 DCC agrees to sell to APS and APS agrees to buy from DCC full right and title to the Polytrap(R) Patents, the Polytrap(R) Technology, the Polytrap(R) Trademarks, and all customer information and files with respect to the sale of products utilizing the Polytrap(R) Patents or Technology (collectively, the "Polytrap(R) System Assets"). In consideration of such sale by DCC, APS shall issue to DCC 200,000 shares of its common stock (the "Shares"). The Shares shall be publicly marketable (subject to any applicable securities law restriction or limitation) pursuant to a separate agreement to be executed substantially in the form attached as Exhibit C ("Registration Rights Agreement").

                 3.2 The Closing of the sale and transfer contemplated by this Agreement (the "Closing") shall take place in Chicago on or before March 31, 1996, or at such other place, time and date as shall be fixed by mutual agreement between the parties hereto. The date of Closing is referred to herein as the "Closing Date".

                 3.3 The sale, assignment, conveyance, transfer and delivery of the Polytrap(R) Assets shall be made at the Closing by appropriate bills of sale, assignments, endorsements and such other appropriate instruments of transfer, all in form and substance satisfactory to APS, as shall be sufficient to vest in APS as of the Closing Date good and merchantable title to the Polytrap(R) System Assets free and clear of any liens, charges, options, encumbrances or adverse claims of any kind. Such instruments of assignment, conveyance and transfer shall include the Patent Assignment and Trademark Assignment, substantially in the form set forth hereto as Exhibits D and E, respectively.

                 3.4 APS shall be responsible for preparing and recording documents, including payment of any fees and expenses related thereto, as may be required for affecting transfer of title and interest in, to and under all of the Polytrap(R) System Assets from DCC to APS.

                 3.5 DCC agrees that at the Closing and from time to time thereafter, without additional consideration, it will execute and deliver or cause to be executed and delivered such other and further instruments of assignment, transfer or conveyance of any of the assets and properties being transferred and conveyed herein and take such other action as APS may reasonably request to effect the transfer to APS of the right, title and interest in, to and under all of the Polytrap(R) System Assets.

         4. Distribution Agreement. In order to assist with the business transition from DCC to APS, DCC shall continue to distribute and sell on behalf of APS all products that have been covered by the Joint Agreement between the parties for a period not to exceed one (1) year in exchange for a service fee paid to DCC by APS of three (3%) percent of Net Sales of such products made directly by DCC's sales force. The terms and conditions of such sales and distribution arrangement shall be as set forth in a separate agreement substantially in the form attached hereto as Exhibit F ("Distribution Agreement").

         5. Noncompete. In consideration of the undertakings herein by APS, DCC agrees that it will not compete with APS for a period of ten years from the December 31, 1995, in the United States and other parts of the world where Systems are presently being sold or utilized in products, in the business of creating, licensing or marketing polymer-based carrier systems, pursuant to a separate agreement to be executed substantially in the form attached as Exhibit G ("Non-Compete Agreement").

         6.      Representations and Warranties.

                 6.1      DCC represents and warrants:

                          (a)  DCC is a corporation duly organized, validly
existing and in good standing under the laws of the State of Michigan and has the corporate power to own, lease and operate its properties and to carry on its business as now being conducted. There will be delivered to APS on the Closing Date accurate and complete copies of the Restated Articles of Incorporation and Bylaws of DCC in effect on the Closing Date.

                          (b)  DCC has all necessary corporate power and
authority under its Restated Articles of Incorporation and Bylaws and under the laws of the State of Michigan and other applicable laws to execute, deliver and perform this Agreement and any other agreements or documents delivered pursuant to this Agreement (the "Related Seller Documents"). The execution, delivery and performance of this Agreement and the Related Seller Documents have been duly authorized by all necessary corporate action on the part of DCC, including any shareholder and director approval necessary for the consummation of the transactions hereby contemplated. This Agreement is, and each of the Related Seller Documents when executed and delivered by DCC will be, a valid, binding and enforceable obligation of DCC.

                          (c)  DCC is not a party to any agreement, written or
oral, that is inconsistent with this Agreement.

                          (d)     Except as set forth on Exhibit B hereto, to
its knowledge, (i) DCC has full right, title and interest in the Polytrap(R) Patents, the Polytrap(R) Technology and the Polytrap(R) Trademarks and; (ii) DCC is not presently aware of any patents owned by a third party which would be infringed by the practice of the Polytrap(R) Patents or the Polytrap(R) Technology.

                          (e)  Except as set forth on Exhibit B hereto, to the
knowledge of DCC there have been no customer complaints concerning the use of any product that utilizes Polytrap(R) Patents or Polytrap(R) Technology during the period of two years prior to the Closing Date.

                 6.2  APS represents and warrants:

                          (a)  APS is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and has the corporate power to own, lease and operate its properties and to carry on its business as now being conducted. There will be delivered to DCC on the Closing Date accurate and complete copies of the Certificate of

Incorporation and Bylaws of APS in effect on the Closing Date.

                          (b)  APS has all necessary corporate power and
authority under its Certificate of Incorporation and Bylaws and under the laws of the State of Delaware and other applicable laws to execute, deliver and perform this Agreement and any other agreements or documents delivered pursuant to this Agreement (the "Related Purchaser Documents"). The execution, delivery and performance of this Agreement and the Related Purchaser Documents have been duly authorized by all necessary corporate action on the part of APS, including any shareholder and director approval necessary for the consummation of the transactions hereby contemplated. This Agreement is, and each of the Related Purchaser Documents when executed and delivered by APS will be, a valid, binding and enforceable obligation of APS.

                          (c)  APS is not a party to any agreement, written or
oral, that is inconsistent with this Agreement.

                          (d)  The Shares have been duly and validly issued and
are fully paid and non-assessable. No pre-emptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the Shares or as a result of the issuance and sale thereof. No further approval or authorization of any shareholder or director of APS or of any other party is required for the issuance and sale or transfer of the Shares in accordance with the terms of this Agreement and the Registration Rights Agreement.

7.       Conditions of Closing; Closing Deliveries.

                 7.1 The obligations of APS to close under this Agreement are subject to the satisfaction of all of the following conditions as of the Closing Date, any of which may be waived by APS:

                          (a)  the representations and warranties of DCC set
forth in this Agreement or in any certificate or document called for in this Agreement shall be true and correct in all material respects as made, both on the date hereof and at and as of the Closing (as though such representations and warranties were made anew), and, except with respect to the effect of transactions permitted by the provisions of this Agreement, all agreements and transactions contemplated hereby and to be performed by DCC on or before the Closing shall have been duly performed.

                          (b)  there shall have been delivered to APS by DCC
such bills of sale, assignments, and other good and sufficient instruments of transfer (the "Transfer Documents"), including, without limitation, the Patent Assignment and Trademark Assignment, conveying and transferring to APS title to the Polytrap(R) Patents and Trademarks as provided in this Agreement, and all other required documents, certificates, and instruments set forth in Section
7.3. Provided, however, to the extent that it is not practicable to deliver any of such conveyancing documents other than the Patent Assignment and the Trademark Assignment at the time of Closing, such documents shall be delivered to APS as soon as practicable thereafter.

                 7.2 The obligations of DCC to close under this Agreement are subject to the satisfaction of all of the following conditions as of the Closing Date, any of which may be waived by DCC:

                          (a)  the representations and warranties of APS
contained in this Agreement or in any certificate or document called for in this Agreement shall be true and correct in all material respects as made, both on the date hereof and at and as of the Closing (as though such representations and warranties were made anew), and, except with respect to the effect of transactions permitted by the provisions of this Agreement, all agreements and transactions contemplated hereby and to be performed by APS on or before the Closing shall have been duly performed.

                          (b)  there shall have been delivered to DCC a
certified copy of a Resolution of the Board of Directors of APS authorizing and approving the purchase of the Polytrap(R) System Assets.

                          (c)  DCC shall have obtained approval from the U.S.
Bankruptcy Court, Eastern District of Michigan, Northern Division to enter into the transactions contemplated by this Agreement.

                 7.3 At the Closing, DCC shall tender or cause to be tendered to APS the following:

                          (a)  the Transfer Documents referred to in Section
7.1(b) hereof properly executed and acknowledged.

                          (b)  appropriate receipts.

                          (c)  all other documents and papers required by
Section 7.1 hereof as conditions of Closing and executed counterparts of the Agreements attached hereto as exhibits including:

                                  (1)      the Patent Assignment, duly executed
                                           by DCC.

                                  (2)      the Trademark Assignment, duly
                                           executed by DCC.

                                  (3)      a counterpart of the Distribution
                                           Agreement, duly executed by DCC.

                                  (4)      a counterpart of the Non-Compete
                                           Agreement, duly executed by DCC.

                                  (5)      a counterpart of the Registration
                                           Rights Agreement, duly executed by
                                           DCC.

                 7.4  At the Closing, APS shall deliver to DCC the following:

                          (a)  A certificate(s) for the Shares, free and clear
of any and all encumbrances (other than any restrictions under the U.S. or state securities laws), in form satisfactory to DCC.

                          (b)  all other documents and papers required by
Section 7.2 hereof as conditions to the Closing and executed counterparts of the Agreements attached hereto as exhibits, including:

                                  (1)      a counterpart of the Distribution
                                           Agreement, duly executed by APS.

                                  (2)      a counterpart of the Non-Compete
                                           Agreement, duly executed by APS.

                                  (3)      a counterpart of the Registration
                                           Rights Agreement, duly  executed by
                                           APS.

         8. Disclaimer. APS agrees that, as of Closing Date, determination of the suitability of the Polytrap(R) System Assets for uses contemplated by APS will be the sole responsibility of APS, that DCC has not and does not represent that the Polytrap(R) System is suitable for, or has been tested for medical device, pharmaceutical, or any other medical product applications or end-uses, and that DCC shall not be held liable for the damages, direct or consequential, resulting from the use of the Polytrap(R) System Assets transferred to APS under this Agreement.

         9. Assumption of Liabilities. APS shall assume, effective as of the Closing Date, and thereafter pay, perform and discharge all liabilities and obligations with respect to the prosecution, maintenance and protection of the Polytrap(R) System Assets, and all liabilities for the sale and delivery of Polytrap(R) System and Microsponge(R) System products after the Closing, including without limitation, tort liability, products liability, and strict liability related to Polytrap(R) System or Microsponge(R) System products made by APS after the Closing.

         10.     Indemnification.

                 10.1 The representations and warranties made in this Agreement by either party hereto and in any agreement, certificate, exhibit or document delivered in connection therewith shall survive the Closing.

                 10.2 DCC agrees to indemnify and hold harmless APS and its Affiliates from and against any loss, damage or expense (including reasonable attorneys' fees) suffered by APS resulting from (a) any material breach by DCC of this Agreement; (b) any material inaccuracy in or material breach of any of the representations, warranties or covenants made by DCC herein, or in any other agreement, or certificate delivered by DCC at the Closing in accordance with the provisions of any Section hereof; (c) any and all liabilities, obligations, charges, claims and demands in any way relating to, arising out of, or connected with (i) the development, sale or distribution by DCC, or on behalf of DCC other than by APS, of the Polytrap(R) System product prior to the Closing, including, but not limited to, any products liability claims with respect to the Polytrap(R) System product manufactured by or on behalf of DCC, (ii) the conduct of the Polytrap(R) business prior to the Closing, or (iii) the ownership, possession or use of the Polytrap(R) System Assets prior to the Closing; and (d) the failure of DCC to pay, discharge or perform any liability or obligations of DCC which is not expressly assumed by APS under this Agreement.

                 10.3 APS agrees to indemnify and hold harmless DCC and its Affiliates from and against any loss, damage or expense (including reasonable attorneys' fees) suffered by DCC resulting from (a) any material breach by APS of this Agreement; (b) any material inaccuracy in or material breach of any of the representations, warranties or covenants made by APS herein, or in any agreement or certificate delivered by APS at the Closing in accordance with the provisions of any Section hereof; (c) any and all liabilities, obligations, charges, claims and demands in any way relating to, arising out of, or connected with (i) the development, manufacture, sale or distribution by APS, or on behalf of APS other than by DCC, of the Polytrap(R) System product after the Closing, including, but not limited to any products liability claims with respect to the Polytrap(R) System product manufactured by APS, (ii) the conduct of the Polytrap(R) business after the Closing, or (iii) the ownership, possession or use of the Polytrap(R) System Assets after the Closing; and (d) the failure of APS to pay, discharge or perform any liability or obligations of APS which is expressly assumed by APS under this Agreement.

                 10.4     (a)  A party entitled to be indemnified pursuant to
Section 10.2 or 10.3 hereof (the "Indemnified Party") shall notify the party liable for such indemnification (the "Indemnifying Party") in writing of any claim or demand which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement. Subject to the Indemnifying Party's right to defend in good faith third party claims as hereinafter provided, the Indemnifying Party shall satisfy its obligations under this Section within thirty (30) days after receipt of written notice thereof from the Indemnified Party.

                          (b)  If the Indemnified Party shall notify the
Indemnifying Party of any claim or demand pursuant to Section 10.4(a) hereof, and if such claim or demand relates to a claim or demand asserted by a third party against the Indemnified Party which the Indemnifying party acknowledges is a claim or demand for which it must indemnify or hold harmless the Indemnified Party under Section 10.2 or 10.3 hereof, the Indemnifying Party shall have the right to employ counsel acceptable to the Indemnified Party to defend any such claim or demand asserted against the Indemnified Party. The Indemnified Party shall have the right to cooperate in the defense of any such claim or demand. The Indemnifying Party shall notify the Indemnified Party in writing, within thirty (30) days after the date of the notice of claim given by the Indemnified Party to the Indemnifying Party under Section 10.4(a) hereof of its election to defend in good faith any such third party claim or demand. So long as the Indemnifying Party is defending in good faith any such claim or demand asserted by a third party against the Indemnified Party, the Indemnified Party shall not settle or compromise such claim or demand. The Indemnified Party shall make available other materials in the Indemnified Party's possession reasonably required by it for its use in contesting any third party claim or demand. Whether or not the Indemnifying Party elects to defend any such claim or demand, the Indemnified Party shall have no obligation to do so.

                 10.5 The rights provided in this Section 10 do not constitute an election of remedies or waiver of any rights which may be available to any party other than as provided herein should the provisions of this Section 10 be found by a court of competent jurisdiction to be unenforceable, void or unavailable for any reason.

         11.     Confidentiality.

                 11.1 APS and DCC acknowledge that they will each become privy to confidential information relating to each such party's businesses during the course of the negotiations and during the period between the execution hereof and the Closing hereunder which it otherwise would not have known and that any disclosure of said information could injure such party's businesses. Therefore APS and DCC and their respective representatives, agents and employees agree to exert their best efforts (equivalent to the protection given their own confidential information) to prevent delivery or disclosure of all information so obtained to any third party or to any other outside source or used for any purpose other than the consummation of this Agreement. "Confidential Information" includes information ordinarily known only to the personnel of APS and DCC and includes, without limitation, customer lists, supplier lists, trade secrets, distribution channels, pricing policy and records, inventory records, and such other information designated as proprietary or confidential by APS or DCC.

                 11.2 It is understood and agreed by the parties that the above obligations to keep information confidential shall not attach to information which (a) was in the public knowledge or domain at the time of disclosure, (b) was known to the recipient prior to the time of receipt under this Agreement as is shown by recipient's written or other tangible records, or (c) is obtained by the recipient from a third party who has a bona fide right to disclose the information and without obligations to keep it confidential. It is further understood and agreed by the parties that the obligations of confidence shall immediately cease at such time as the information becomes a part of the public knowledge or domain without breach or fault on the part of the receiving party, or a period of fifteen (15) years has lapsed from the date of this Agreement.

                 11.3 In the event that the recipient of such information considers certain confidential information received under this Agreement to be excluded from the above obligations of confidence and intends to disclose or transfer it to a third party, the recipient agrees to give the originating party thirty (30) days written notice prior to any such disclosure or transfer as to what information is believed to be excluded and the basis for the exclusion.

                 11.4 Further, neither party hereto shall make any public disclosure pertaining to the terms of this Agreement or any of the transactions contemplated hereby, unless such disclosure is necessary (a) to satisfy such party's legal or contractual obligations without the express written consent of the other party or (b) reasonably required for compliance with any federal or state securities laws, regulations, or filing requirements.

         12.     Miscellaneous.

                 12.1 The parties acknowledge that neither DCC, APS nor any party acting on behalf of DCC or APS has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

                 12.2 APS shall be responsible for obtaining all licenses, permits and approvals from public authorities necessary for it to use the Polytrap(R) System Assets, and DCC shall not be responsible for transferring or obtaining such licenses, permits or approvals, except that DCC shall cooperate with APS in attempting to obtain such licenses, permits and approvals.

                 12.3 Whether or not the transactions contemplated herein are consummated, unless otherwise expressly provided herein each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated herein, including all legal and accounting fees and disbursements. APS shall pay all sales and use taxes applicable to the transactions referred to in this Agreement. The party responsible under applicable law shall bear and pay in their entirety all other taxes and registration and transfer fees, if any, payable by reason of the sale and conveyance of the Polytrap(R) System Assets. The parties shall fully cooperate to avoid, to the extent legally possible, the payment of duplicate taxes, and each party shall furnish, at the request of the other, proof of payment of any taxes or other documentation which is a prerequisite to avoiding payment of a duplicate tax. Each party will cooperate to the extent practicable in minimizing all taxes and fees levied by reason of the sale and conveyance of the Polytrap(R) System Assets.

                 12.4 Neither of the parties hereto shall, prior to the Closing, issue or authorize to be issued any press release, or other public announcement concerning this Agreement or any of the transactions contemplated hereby (other than any filing required to be made by APS or DCC pursuant to any federal or state law or regulation), unless such release or announcement, in respect of timing and contents, has been approved by authorized executives or officers of both APS and DCC, as appropriate, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, neither party is prevented from making such public announcements as such party may consider necessary in order to satisfy such party's legal or contractual obligations, including, but not limited to, the public disclosure necessary for DCC to obtain Bankruptcy Court approval pursuant to Section 7.2(c) of this Agreement.

                 12.5 Legal title, equitable title and risk of loss with respect to the Polytrap(R) System Assets shall not pass to APS until they are transferred at the Closing hereunder.

                 12.6 All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to be duly given upon delivery, if delivered by hand, or three business days after mailing, if mailed certified or registered first class mail, postage prepaid, properly addressed to the party entitled to receive such notice at the addresses stated below:

                 If to APS:
                                  Advanced Polymer Systems, Inc.
                                  3696 Haven Avenue
                                  Redwood City, California 94063
                 Attention:       President

                 If to DCC:
                                  Dow Corning Corporation
                                  2200 W. Salzburg Road
                                  Midland, Michigan 48686-0994
                 Attention:       General Counsel

or to such other address as a party may direct by notice given to the other party.

                 12.7 The parties have in this Agreement and the Exhibits hereto incorporated all representations, warranties, covenants, commitments and understandings on which they have relied in entering into this Agreement and, except as provided for herein, neither party has made any other covenant or commitment to the other concerning its future action. Accordingly, this Agreement, the Registration Rights Agreement, the Distribution Agreement, and the Non-

Compete Agreement (i) constitute the entire agreement and understanding between the parties with respect to the matters contained herein, and there are no promises, representations, conditions, provisions or terms related thereto other than those set forth in these agreements, and (ii) supersede all previous understandings, agreement(s) and representations between the parties, written or oral, relating to the subject matter hereof. The parties hereto may from time to time during the continuance of this Agreement modify, vary or alter any of the provisions of this Agreement, but only by an instrument duly executed by the parties hereto.

                 12.8 If any particular provision of this Agreement which substantially affects the commercial basis of this Agreement shall be determined to be invalid or unenforceable, such provision shall be amended as hereinafter provided to delete therefrom or revise the portion thus determined to be invalid or unenforceable. Such amendment shall apply only with respect to the operation of such provision of this Agreement in the particular jurisdiction for which such determination is made. In such event, the parties agree to use reasonable efforts to agree on substitute provisions, which, while valid, will achieve as closely as possible the same economic effects or commercial basis as the invalid provisions, and this Agreement otherwise shall continue in full force and effect.

                 12.9 The waiver by a party of any single default or breach or succession of defaults or breaches by the other shall not deprive either party of any right under this Agreement arising out of any subsequent default or breach.

                 12.10 All matters affecting the interpretation, validity, and performance of this Agreement shall be governed by the laws of the State of Michigan, without regard to principles of conflict of laws.

                 12.11 Except as specified in the attached Distribution Agreement, nothing in this Agreement authorizes either party to act as agent for the other party as to any matter. The relationship between APS and DCC is that of independent contractors.

                 12.12 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 12.13 The Section headings contained in this Agreement have been inserted for identification and reference purposes and shall not determine the construction or interpretation of this Agreement.

                 12.14 Each party hereto and its counsel have mutually contributed to the drafting of this Agreement, and no provision hereof shall be construed against any party on the grounds that a party or its counsel drafted the provision.

         IN WITNESS WHEREOF, the parties have executed this Agreement.

                               ADVANCED POLYMER SYSTEMS, INC.

                               By:  /s/ Michael O'Connell
                                    --------------------------------------------
                                    Michael O'Connell
                                    Senior Vice President and CFO

                               DOW CORNING CORPORATION

                                By:  /s/ William P. Cavanaugh
                                    --------------------------------------------
                                     William P. Cavanaugh
                                     Commercial Unit Manager
                                     Personal, Household and Automotive Products

                                   EXHIBIT A

                                JOINT AGREEMENT

THIS AGREEMENT effective the 25th day of November, 1991, by and between ADVANCED POLYMER SYSTEMS, INC. ("APS"), a Delaware corporation, and DOW CORNING CORPORATION ("DCC"), a Michigan corporation.

                                R E C I T A L S

        A. APS is the owner of the Patents and Patent Applications described on Exhibit A attached hereto (the APS "Patent Rights") and the Trademark described on Exhibit B attached hereto (the "APS Licensed Trademark").

        B. APS possesses technical proprietary information relating to certain proprietary polymers and manufacturing equipment and know-how for preparing polymer-based carrier systems based thereon.

        C. DCC is the owner of the Patents and Patent Applications described on Exhibit C attached hereto (the DCC "Patent Rights").

        D. DCC possesses technical proprietary information relating to certain proprietary polymers and manufacturing equipment and know-how for preparing polymer-based carrier systems based thereon.

        E. DCC possesses worldwide capabilities to market certain products for use in other products in the Field as hereinafter defined.

        F. APS and DCC desire to form a joint endeavor pursuant to which APS will supply and DCC will market polymer-based carrier systems, based on the proprietary rights of APS and DCC, for use in products in the Field.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, APS and DCC agree as follows:

        1. Definitions. For purposes of this Agreement, the following definitions shall be applicable:

            1.1 "Promissory Notes" shall be the notes described in Section 7.3 of this Agreement.

            1.2 "Capital Loan" shall be the loan described in Section 7.1 of this Agreement.

            1.3 "Research Loan" shall be the loan described in Section 7.2 of this Agreement.

            1.4 "CTFA" shall mean the most recent edition of the Cosmetic, Toiletry and Fragrance Association Ingredient Handbook.

            1.5 "Field" shall mean all CTFA listed ingredients entrapped in Microsponge(R) Systems or improvements thereon or Polytrap(R) Systems or improvements thereon or either System without entrapped ingredient or ingredients, to be used as raw materials in cosmetic, personal care, and personal household care, which are sold to primary or end-use manufacturers or distributors. Excluded are entrapments of drugs (other than over-the-counter "OTC" category I Sunscreens and OTC antiperspirant active ingredients), and any pre-existing rights of third parties described in Exhibit 2.1.

            1.6 "Affiliate" shall mean a corporation or any other entity that directly, or indirectly through one or more intermediaries, is controlled by, the designated party, but only for so long as the relationship exists. "Control" shall mean ownership of at least 50 percent of the shares of stock entitled to vote for the election of directors in the case of a corporation, and at least 50 percent of the interests in profits in the case of a business entity other than a corporation.

        1.7 "Fully Burdened Costs" shall mean in connection with services to be performed by a party under the terms of this Agreement or the Manufacturing Agreement, all direct and indirect costs incurred by the party or any Affiliate in performing its obligations under this Agreement or the Manufacturing Agreement as determined in accordance with generally accepted accounting principles (based in the case of the Manufacturing Agreement on 80 percent utilization of the manufacturing facility). Such costs shall include without limitation:

        (i)     salaries and wages,

        (ii)    payroll taxes,

        (iii)   contract labor,

        (iv)    fringe benefits,

        (v) facilities (including leasehold improvements) and equipment related expenses,

        (vi)    recruitment and relocation,

        (vii)   communications expense,

        (viii)  raw materials and supplies,

        (ix)    development and prototype materials,

        (x) freight and transportation, including freight charges for shipment of Products to DCC warehouse or customer locations,

        (xi)     training and education,

        (xii)    travel expenses,

        (xiii)   data processing costs,

        (xiv)    patent, trademark and license fees,

        (xv)     insurance,

        (xvi)    professional services,

        (xvii)   depreciation and amortization of capital acquisitions,

        (xviii)  outside purchased services,

        (xix) examples of the calculation of Fully Burdened Costs for 4 products are attached as Exhibit D.

        1.8 "Gross Margin" shall mean Net Sales (whose computation shall be after reimbursement of freight and sales taxes, import duties, and other excise taxes) less cost of goods sold (which shall include the cost of active ingredients supplied by DCC or an Affiliate at the price DCC or such Affiliate charges to its most favored customer in the Field) computed in accordance with generally accepted accounting principles consistently applied.

        1.9 "Joint Operating Committee" shall mean the Committee referred to in Article 4 hereof.

        1.10 "Microsponge(R) System" shall mean a polymer-based delivery system as described and claimed in U.S. Patent No. 4,690,825.

        1.11 "Net Sales" shall mean the total of all revenues received by DCC and its Affiliates on sales of Products to an independent, unrelated third party in a bona fide arm's length transaction, less the following deductions to the extent included in the amounts received: (i) cash and trade discounts actually allowed and taken; (ii) credits or refunds actually allowed for spoiled, damaged, outdated or returned goods; (iii) freight charges paid for delivery; (iv) sales taxes, import duties and other excise taxes; and (v) external warehousing costs. Net sales shall not include sales between DCC and any of its Affiliates or between Affiliates.

        1.12 "Polytrap(R) System" shall mean a polymer-based carrier system as described and claimed in U.S. Patent No. RE 33,426 issued on November 6, 1990.

        1.13 "Products" shall mean any and all Microsponge and Polytrap Systems for use in products in the Field.

        1.14  "System" shall mean a Microsponge System or a Polytrap System.

        1.15 "Technical Information" shall mean know-how, trade secrets, inventions, data, technology and information including improvements thereof relating to a System which are now owned or hereafter acquired by a party hereto and which such party has the lawful right to disclose. Technical Information shall include, without limitation, processes and analytical methodology used in development, testing, analysis and manufacture, and clinical, toxicological or other scientific data.

        2.  Grant of Licenses.

            2.1 APS hereby licenses DCC, royalty-free, under APS Patent Rights and Technical Information to use and sell Microsponge Systems for use in the Field in all countries of the world. Such license shall be exclusive except for and subject to presently existing rights of others as set forth on Exhibit 2.1, shall be immediately effective, and shall include, but shall not be limited to, the Microsponge Systems containing entrapped silicone, vitamin A, vitamin E, mineral oil, glycerin, alphabisabolol, and humectants, it being understood that the parties agree to add or delete certain patent rights in this grant, in support of the objectives of the Agreement, which patent rights shall be contained in a writing executed by both parties, as an Addendum to this Agreement.

           2.2 DCC hereby licenses APS, royalty-free, under DCC Patent Rights and Technical Information to manufacture Polytrap Systems for sale to DCC and its Affiliates for use in the Field in all countries of the world. Such license shall be exclusive, but shall not become effective until such time as APS is prepared to undertake such manufacturing at its Lafayette, Louisiana, manufacturing facilities and to supply the requirements of DCC for Systems for use in the Field, and shall include, without limitation, the Polytrap Systems containing entrapped silicone and mineral oil.

        3.  New Product Development.

            3.1 APS will make available its research and development capabilities to develop new products based on its

Microsponge Systems for use in the Field as may be agreed upon by the Joint Operating Committee.

            3.2 DCC will advance to APS the full cost of such agreed research. APS will reimburse DCC for one-half of such cost in accordance with the provisions of Section 7.2 hereof.

        4.  Joint Operating Committee.

            4.1 Each of APS and DCC shall promptly designate their respective representatives to a Joint Operating Committee, which shall coordinate all activities under this Agreement by unanimous decision. In the event any matter for determination by the Joint Operating Committee is not concurred in by all its then members, the parties shall consult together in good faith to endeavor to resolve the issue. Any member of the Joint Operating Committee may be replaced from time to time by notice from the party originally designating such member to the other party.

            4.2 The Joint Operating Committee is authorized to determine general policy for the joint endeavor between the parties, including, but not limited to, research and development programs and budget, sales goals and policies, technical service levels and staffing, and expansion of manufacturing facilities.

            4.3 The Joint Operating Committee will meet at least quarterly. Each party will also designate one of its members of the Committee as the contact person for discussion of policy questions between meetings of the Committee.

        5.  Certain Operating Provisions.

            5.1 During the term of this Agreement, DCC will not undertake, either through its own capabilities or those of any other party except APS and as approved by the Joint Operating Committee, improvement of its Polytrap System technology in the Field or development of new products in the Field that utilize a Polytrap System.

        5.2 APS will use reasonable efforts to respond timely to reasonable requests by the DCC sales and marketing force to supply custom formulation of available Microsponge or Polytrap Systems, which requests result from technical service contacts with customers and prospective customers. APS will also provide reasonable help to aid DCC in training of its sales and marketing personnel in possible applications of the Systems.

        5.3 Both APS and DCC will jointly participate in the development of formulations, on behalf of customers, of products incorporating a System.

        5.4 APS will provide technical services at reasonable levels to attempt solution of specific customer problems in the use of a System after prescreening by DCC of such requests.

        5.5 DCC will be responsible for the pricing of Systems to customers, provided that the resulting Gross Margin will not be less than 30 percent without APS' written consent.

        5.6 All new products developed by APS in the Field, whether based on a Microsponge or Polytrap System will be marketed under the Microsponge trademark, which trademark, however, shall remain the property of APS but be licensed to DCC for use in the Field during the term of the Agreement.

        5.7 APS and DCC agree to decide the ownership of any jointly-developed new trademarks in a separate Agreement.

        6.  Division of Gross Margin.

            6.1 The parties will share equally (except to the extent that DCC is entitled to reimbursement of advances by it to APS as provided herein) in the Gross Margin received by DCC and its Affiliates on Net Sales by or on behalf of DCC and its Affiliates of Microsponge and Polytrap Systems for use in the Field.

            6.2 Gross Margin payments shall be made to APS within thirty (30) days following the end of each calendar quarter, and each payment shall include payments which shall have accrued during the calendar quarter immediately preceding, and shall be accompanied by a report setting forth separately the Net Sales of each Product sold during said calendar quarter in each Area, (as described in Exhibit 6.2A) and the calculation of Gross Margin payments payable for such calendar quarter. Distribution of Gross Margin payments to APS shall be net of amounts owed to DCC under the Promissory Notes attached as Exhibits 6.2B and 6.2C.

            6.3 The remittance of Gross Margin payments payable on Net Sales of Products outside the United States shall be made to APS at the internal DCC Exchange Rate at which the sales were accrued. This Rate is updated monthly and used by DCC in the reporting of all DCC's operations outside the United States, less any withholding or transfer taxes which are applicable. DCC shall at APS' request supply APS with proof of payment of such taxes deducted from the Gross Margin payable to APS and paid on APS' behalf.

        6.4 DCC and its Affiliates shall keep and maintain records of Net Sales of Products. Such records shall be open to inspection at any mutually agreeable time during normal business hours within three years after the payment period to which such records relate by an independent certified public accountant (or the equivalent in countries other than the United States) reasonably acceptable to DCC, but selected by APS. Said accountant shall have the right to examine the records kept pursuant to this Agreement and report findings of said examination of records to APS only insofar as it is necessary to evidence any error on the part of DCC. This right of inspection shall be exercised only once with respect to each country of sale for any calendar year. The cost of such inspection shall be borne by APS unless the result of such examination is the determination that Net Sales in a particular country have been understated by at least three percent for any calendar year in which event DCC and its Affiliates shall bear the cost.

        6.5 The inspecting accountant may make an examination of the accounts contemplated above, as well as any supporting instruments and documents, and make copies of and extracts from such records for the purposes of this Agreement, provided that APS shall not be entitled to obtain or receive any information on customers or regarding manufacturing operations not related to the Products and further provided that any information obtained by APS pursuant to such examination of accounts shall be kept confidential as provided herein except as is necessary to protect the rights of APS under this Agreement and used solely for the purpose of this
Article 6.

        7.  Loans and Advances from DCC to APS.

            7.1 Capital Loan. Upon execution of this Agreement, DCC will loan to APS the sum of One Million Dollars ($1,000,000) as a Capital Loan which Capital Loan will be used by APS in furtherance of its obligations under this Agreement. Repayment of the Capital Loan by APS shall be as provided in
Section 7.3 hereof.

            7.2 Research Loan. DCC will loan to APS one-half of the full cost of research agreed to by the Joint Operating Committee pursuant to Section 3.2 hereof as a Research Loan; provided, however, the Research Loan shall not exceed at any one time One Hundred Twenty-five Thousand Dollars ($125,000). Repayment of the Research Loan by APS shall be as provided in Section 7.3 hereof.

            7.3 Promissory Notes. The obligations of APS to repay the Capital Loan and the Research Loan shall be evidenced by, and such repayment shall be made by APS in accordance with the terms and conditions of, the Promissory Notes attached hereto as Exhibits 6.2B and 6.2C. The Capital Loan and the Research Loan shall be reimbursed to DCC by APS on a periodic, interest-free basis; such periodic repayments shall be equal to twenty-five percent of APS' share of the Gross Margin with such payments being first applied to the outstanding balance under the Capital Loan and then to the Research Loan. Provided, however, the unpaid balance under the Capital Loan and the Research Loan shall be due and payable in any event upon the earlier of five years from the date hereof or the date of termination of this Agreement. Notwithstanding the above APS' repayment obligation under the Research Loan shall be suspended upon termination of this agreement by DCC without cause or by APS with cause (as specified in Section 11.1 hereof).

        7.4 Security for Loans. The Promissory Notes shall be secured by a mortgage and possessory collateral security agreement from APS to DCC on APS' real estate located at 301 Laser Lane, Lafayette, Lafayette Parish, Louisiana; such mortgage and possessory collateral security agreement shall be in the forms attached hereto as Exhibit 7.4A. The Promissory Notes shall be further secured by a security agreement given by APS to DCC on all of APS' equipment located at APS' facility at 301 Laser Lane, Lafayette, Lafayette Parish, Louisiana, pursuant to a Security Agreement to be executed by APS and DCC in the form attached as Exhibit 7.4B.

        7.5 Indemnification. Notwithstanding any other provision of this Agreement to the contrary, APS shall indemnify and hold DCC harmless form any and all obligations and liabilities which DCC may incur for environmental or other damages prior to the date of foreclosure in the event DCC elects to foreclose on the manufacturing site owned and operated by APS and located in Lafayette, Louisiana. APS does hereby release an shall defend, indemnify and hold DCC harmless from any and all obligations and liabilities which may be asserted by any person or entity against DCC for contribution, set-of, indemnify or liability in any manner whatsoever under the Capital Loan, the Research Loan or the Promissory Notes.

        7.6 Corporate Resolution. APS shall furnish to DCC prior to execution of this Agreement by DCC a certified copy of a corporate resolution, still in effect, by the Board of Directors of APS authorizing the transactions set forth in this Agreement.

        7.7 No Consent Required. APS represents and warrants that, to the best of APS' knowledge, no consent to any of the transactions set forth in this
Article 7 is required from any holder of any prior security interest in any security provided hereunder for any loan from DCC to APS.

    8.  Future Capital Funding and Loans.
        8.1 Provided that DCC first agrees that APS' manufacturing processes should be modified for the production of Polytrap Systems and that the estimated cost for such modification is reasonable, DCC will provide the capital funds required for such modification. The cost of any such modification paid for by DCC shall not be included in the computation of Fully Burdened Costs for any purpose hereunder.

        8.2 When and if APS' manufacturing facilities reach capacity and provided that both parties agree to expand APS' capacity for manufacturing Systems for use in the Field, DCC shall arrange for capital loans deemed necessary for such expansion on such repayment terms to be negotiated at that time. For the purposes of paragraph 8.2, "reaching capacity" is to be determined on the basis of said manufacturing facilities being used solely for the manufacture of Products covered by this

Agreement. The parties agree that as of the signing of this Agreement, the best approximation of APS' manufacturing capacity for such Products is 500,000 pounds per year of unloaded Product.

                8.3 All obligations of DCC under Sections 8.1 and 8.2 are expressly conditioned upon the negotiation and acceptance of terms and conditions acceptable to DCC in its sole discretion and the execution by DCC and APS of documents to effectuate the purposes of Sections 8.1 and 8.2 in a form satisfactory to counsel for DCC.

        9.  Manufacturing.

                APS and DCC shall enter into a Purchase/Sales Agreement for the supply of Systems in the form attached hereto as Exhibit 9.

        10.  Term; Renewal.

                10.1  The initial term of this Agreement shall be five years.

                10.2 Such initial term shall be automatically renewed on a year-to-year basis unless the party desiring to terminate the Agreement gives to the other party at least two years' written advance notice of its intention to terminate.

        11.  Termination.

                11.1 Termination For Cause. Either APS or DCC may terminate this Agreement and the licenses granted herein at any time upon breach of any of the material terms hereof by the other party (including failure to pay Gross Margin when due) upon sixty days' written notice; provided that if during said sixty days the party so notified cures the breach complained of then this Agreement shall continue in full force and effect. In addition, APS or DCC may terminate this Agreement if (a) the other party (or any affiliated entity) becomes embroiled in circumstances which seriously degrade the terminating party's name or reputation, (b) the other party is unable to perform its obligations under this Agreement due to a contingency as provided under paragraph 15 if such inability persists for a period of longer than six months, and (c) the other party (i) commits an act of bankruptcy, (ii) is declared bankrupt, (iii) voluntarily files or has filed against it a petition for bankruptcy or reorganization unless such petition is dismissed within sixty days of filing, (iv) enters a procedure of winding up or dissolution, or
(v) has a trustee or receiver appointed for its business assets or operations. Any termination under this Section 11.1 shall be for cause.

        11.2 Accounting Upon Termination. In the event of termination of this Agreement for any reason by either party, DCC shall, with respect to such termination, (a) make timely payment to APS of all monies owed it under this Agreement net of amounts due from APS to DCC pursuant to the Promissory Notes and (b) make an accounting to APS of the inventory of Systems it and its Affiliates have on hand, if any, as of the date of such termination. DCC and its Affiliates shall, for a period of six months after such termination, have the right to sell such inventory, provided that the Net Sales thereof shall be subject to the division of Gross Margin obligations set forth herein.

                11.3 Suspension of Research Note. Notwithstanding the provisions of Section 11.2 above, in the event of termination of this Agreement by DCC without cause or by APS with cause (as specified in Section 11.1 hereof), APS' repayment obligation under the Research Loan (pursuant to Section 7 hereof) shall be suspended upon such termination. Provided, however, such repayment obligation shall not be suspended in the event of termination by DCC with cause (as specified in Section 11.1 hereof) or by APS without cause in which case repayment shall be made by APS to DCC within thirty days of such termination.

                11.4 Termination Procedure. The party terminating this Agreement shall do so by registered letter to the other party.

                11.5 Termination Without Prejudice. Termination of this Agreement or any license granted hereunder shall be without prejudice to any rights of either party which may have occurred prior to such termination or the obligations of confidentiality contained in Section 14 hereof.

        12.  Assignability and Sublicensing.

                12.1 This Agreement may not be assigned, nor may any sublicense of any rights be granted, by either party without the prior written consent of the other party which consent shall not be unreasonably withheld except that without consent (i) this Agreement may be assigned, and rights may be sublicensed in whole or in part, by DCC to an Affiliate of DCC or to a corporate successor of DCC; (ii) this Agreement may be assigned by DCC in whole to a person or corporation acquiring all or substantially all of the business of DCC in the Field; and (iii) this Agreement may be assigned in whole by APS without consent to a corporate successor of APS or to a person or corporation acquiring all or substantially all of the business and assets of APS in the Field except APS shall give notice to DCC if all or substantially all of the business and/or assets of APS are going to be acquired by GE, Shinetsu, UCC, or any other basic silicone producer, at which time DCC may elect to terminate this Agreement and such termination shall be considered to be for cause.

             12.2 APS agrees that DCC may enter into separate sublicense agreements with Affiliates in or outside the United States, granting such Affiliates rights to use and sell Microsponge Systems. Such sublicenses shall be subject to the same terms and conditions as contained in this Agreement to the extent permitted by the laws of the jurisdiction in which each such Affiliate is located.

             12.3 No assignment or sublicense contemplated by this Article 12 shall serve to release either party from liability for the performance of its obligations hereunder.

        13.  Notices.

             All notifications, demands, approvals and communications required to be made under this Agreement shall be validly given if and when made by mail prepaid and registered or certified (return receipt requested) addressed to the address of the party to whom directed (as herein set forth or the latest change thereof notified to the addressor). The parties hereto shall have the right to notify each other of changes of address during the life of this Agreement.

                ADVANCED POLYMER SYSTEMS, INC.
                3696 Haven Avenue
                Redwood City, California 94063
                Attention: President

                DOW CORNING CORPORATION
                Midland, Michigan 48686-0994
                Attention: General Counsel

             Any such notice mailed as aforesaid shall be deemed to have been received by and given to the addressee on the date specified on the notice of receipt of delivery returned to the sender.

        14.  Confidentiality.

             14.1 Since each party may throughout the course of the performance of this Agreement obtain access to confidential and proprietary information of the other, each party will hold in strict confidence the confidential information of the other and will treat it with the same degree of care that it exercises with regard to its own proprietary information. This obligation of confidentiality shall not prevent either party from making such disclosures to government bodies, courts or agencies as are required by law, as for example, to obtain the permission of said government body or agency to test or market any Product or to file or prosecute a patent application for any Product.

             14.2 The obligation of confidentiality set out herein shall extend for a period of five years beyond the expiration or termination of this Agreement, provided however, that such obligations shall not apply to any information:

                   (i) which is or becomes publicly available through no fault of the obligated party; or

                        (ii) which the obligated party can show by written evidence was in its possession prior to the furnishing of same by the furnishing party; or

                       (iii) which the obligated party lawfully receives from a third party.

             14.3 Each party shall protect the confidential information of the other party and all Technical Information in the same manner that it protects its own confidential information which it does not wish disclosed or disseminated.

        15.  Force Majeure.

             15.1 In the event of any failure or delay in the performance by a party of any provision of this Agreement due to acts beyond the reasonable control of such party (such as, for example, fire, explosion, strike or other difficulty with workmen, shortage of transportation equipment, accident, act of God, or compliance with or other action taken to carry out the intent or purpose of any law or regulation), then such party shall have such additional time to perform as shall be reasonably necessary under the circumstances. In the event of such failure or delay, the affected party will use its best efforts, consonant with sound business judgment and to the extent permitted by law, to correct such failure or delay as expeditiously as possible.

             15.2 In the event that a party is unable to perform by a reason described in (a) above, the obligations under this Agreement thus affected shall be suspended during such time of nonperformance.

        16.  Miscellaneous.

             16.1 It is the mutual desire and intent of the parties to provide certainty as to their future rights and remedies against each other by defining the extent of their mutual undertakings as provided herein. The parties have in this Agreement incorporated all representations, warranties, covenants, commitments and understandings on which they have relied in entering into this Agreement and, except as provided for herein, neither party has made any covenant or other commitment to the other concerning its future action. Accordingly, this Agreement (i) constitutes the entire agreement and understanding between the parties with respect to the matters contained herein, and there are no promises, representations, conditions, provisions or terms related thereto other than those set forth in this Agreement, and (ii) supersedes all previous understandings, agreement and representations between the parties, written or oral relating to the subject matter hereof. The parties hereto may from time to time during the continuance of this Agreement modify, vary or alter any of the provisions of this Agreement, but only by an instrument duly executed by the parties hereto.

             16.2 It is the desire and intent of the parties that the provisions of this Agreement shall be enforced to the extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement which substantially affects the commercial basis of this Agreement shall be determined to be invalid or unenforceable, such provision shall be amended as hereinafter provided to delete therefrom or revise the portion thus determined to be invalid or unenforceable, such amendment to apply only with respect to the operation of such provision of this Agreement in the particular jurisdiction for which such determination is made. In such event, the parties agree to use reasonable efforts to agree on substitute provisions, which, while valid, will achieve as closely as possible the same economic effects or commercial basis as the invalid provisions, and this Agreement otherwise shall continue in full force and effect. If the parties cannot agree to such revision within sixty days after such invalidity or unenforceability is established, the matter may be submitted by either party to arbitration as provided in this Agreement to finalize such revision.

                16.3 The waiver by a party of any single default or breach of succession of defaults or breaches by the other shall not deprive either party of any right under this Agreement arising out of any subsequent default or breach.

                16.4 All matters affecting the interpretation, validity, and performance of this Agreement shall be governed by the laws of the State of Michigan, without regard to principles of conflict of laws.

                16.5 Nothing in this Agreement authorizes either party to act as agent for the other party as to any matter. The relationship between APS and DCC is that of independent contractors.

                16.6 Any controversy or claim arising out of or relating to this Agreement or the Purchase/Sales Agreement between the parties, or the breach thereof, including controversies or claims arising out of or relating to
(i) the parties' decision to enter into this Agreement, and the circumstances thereof, or (ii) patent validity or infringement issues arising under this Agreement, shall in any such case be settled by binding arbitration. Any controversy or claim arising out of this Agreement, or the breach thereof, shall be settled by arbitration before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitration panel may be entered in any court having jurisdiction thereof. The minimum qualifications of any arbitrator selected pursuant to this Section 16.6 shall include graduation from an accredited school of law and current admission to practice law within the United States, and in the case of the head of the arbitration panel, substantial experience in conducting contested case proceedings. Admission of any evidence in any arbitration hearing conducted pursuant to this Section 16.6 shall be governed by the Federal Rules of Evidence. In the event DCC initiates arbitration, such arbitration shall be conducted in Palo Alto, California, and in the event APS initiates arbitration, such arbitration shall be conducted in Bay City, Michigan.

                16.7 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             16.8 The Section headings contained in this Agreement have been inserted for identification and reference purposes and shall not determine the construction or interpretation of this Agreement.

             16.9 Each party hereto and its counsel have mutually contributed to the drafting of this Agreement, and no provision hereof shall be construed against any party on the grounds that a party or its counsel drafted the provision.

             IN WITNESS THEREOF, the undersigned have caused this Agreement to be duly executed on the day first above written by their duly authorized officers.

                                        ADVANCED POLYMER SYSTEMS, INC.

                                        By:  /s/  John J. Meakem, Jr.
                                            ---------------------------
                                        Title:  President


                                        DOW CORNING CORPORATION

                                        By:  /s/  Gary E. Anderson
                                             --------------------------
                                             Gary E. Anderson
                                        Title: Group Vice President

                                   EXHIBIT B

                              PATENTS/APPLICATIONS
                                   US/FOREIGN

CASE NO    PATENT NO    CO    SERIAL                     TITLE
--------------------------------------------------------------------------------
DC 2901    4,880,617    US                Lattice-Entrapped Composition

DC 2979    4,762,703    US                Nitrocellulose-Free Nail Lacquer
           1,230,560    CA                Composition

DC 3131    RE.33,429    US                Lattice-Entrapped Emollient-
                                          Moisturizer Composition

DC 3168    5,035,890    US                Emulsifier-Free Hand and Body Lotion
                        GB    90106775
                        FR    90106775
                        EP    90106775
                        DE    90106775
                        BE    90106775
             628,511    AU
              57,859    TW
                        KR    90/4885
                        JP    92387/90
                        CA    2012892

DC 3170    4,898,913    US                Method of Making Hydrophobic
                        GB    90303226    Copolymers Hydrophilic
                        FR    90303226
                        EP    90303226
                        DE    90303226
                        BE    90303226
                        JP    88432/90
                        CA    2012766
             625,997    AU

DC 3176    4,948,818    US                Method of Making Hydrophilic-
             398,538    NL                Lipophilic Copolymeric Powders
             398,538    GB
             398,538    FR
             398,538    EP
             398,538    DE
                        JP    121431/9

DC 3208    4,962,170    US                Method of Making Highly Absorptive
                        NL    90308884    Polymers
                        IT    90308884
                        GB    90308884
                        FR    90308884
                        EP    90308884
                        DE    90308884
                        JP    121431/9


================================================================================

DC 3211    4,961,532    US                Fragrance Release Device Containing A
              51,199    TW                Highly Adsorptive Copolymer
                        KR    90/10206
                        JP    177648/9
             640,670    AU

DC 3228    4,962,133    US                Method of Making Highly Adsorptive
             417,606    NL                Copolymers
             417,606    IT
             417,606    GB
             417,606    FR
             417,606    EP
             417,606    DE
                        JP    235461/9

DC 3245    5,037,485    US                Method of Cleaning Surfaces
              57,156    TW
             629,040    AU

DC 3273    5,102,662    US                Insect Repellent Plastic
                        CA    2030829

DC 3283    5,208,038    US                Coacervated Highly Absorptive Polymers

DC 3284    5,135,989    US                Method of Making Hydrophobic
                                          Copolymers Hydrophilic

DC 3388    5,246,972    US                Polish Containing Highly Adsorptive
             450,656    GB                Polymer
             450,656    EP
             450,656    DE
                        JP    100261/9

DC 3413    5,169,904    US                Method of Making Hydrophobic
                                          Copolymers Hydrophilic

DC 3414    5,026,781    US                Method of Making Hydrophobic
                                          Copolymers Hydrophilic

DC 3447    5,281,413    US                Antiperspirant Stick Containing A
                        JP    256883/9    Macroporous Polymer
                        CA    2050259

DC 3451    5,387,411    US                Antiperspirant Containing A
                        JP    256881/9    Hydrophobic Macroporous Polymer as the
                        CA    2050188     Suspending Agent

DC 3491    5,135,660    US                Method of Recovering Oil from the
                        JP    432/92      Surface of Water

DC 3538    5,145,685    US                Skin Treatment Method and Composition
                        JP    85151/92

DC 3919    5,350,679    US                Repeat Insult Microbial Test Method
                        GB    94304152
                        FR    94304152
                        EP    94304152
                        DE    94304152
                        AU    64675/95
                        JP    130731/9
                        KR    94/13216

DC 3947                 US    103,318     Method of Making Hydrophobic
                                          Copolymers Hydrophilic

DC 4042    5,409,695    US                Method of Increasing Deposition of
                        IT    95300979    Silicone Conditioner to Hair
                        GB    95300979
                        FR    95300979
                        ES    95300979
                        EP    95300979
                        DE    95300979
                        JP    33947/95
                        CA    2142511

DC 4139                 US    307,121     Adsorption of Sweat Components with A
                                          Macroporous Copolymer

                                   EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

                                                               January 23, 1996

        Advanced Polymer Systems, Inc., a Delaware corporation ("APS") and Dow Corning Corporation, a Michigan corporation ("PURCHASER"), hereby agree as follows:

                                    RECITALS

        A. APS is acquiring a polymer-based carrier system business from PURCHASER, and in payment thereof is issuing 200,000 shares of its Common Stock (the "Shares") to PURCHASER.

        B. The parties wish to provide for the registration of the subsequent resale of the Shares and for the orderly distribution thereof, all on the terms and conditions hereof.

        THE PARTIES AGREE AS FOLLOWS:

        1.  Registration Rights; Listing.

            1.1 Certain Definitions. As used herein, the following terms shall have the following respective meanings:

                 (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 (b) "Convertible Securities" shall mean securities of APS convertible into or exchangeable for Registrable Securities.

                 (c) "Holder" shall mean any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is PURCHASER or an assignee or transferee of Registration rights as permitted by
Section 1.8.

        (d) The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

        (e) "Registrable Securities" shall mean the Shares issued to PURCHASER by APS, together with any Common Stock issued with respect to the Shares pursuant to stock splits, stock dividends and similar distributions, so long as such securities have not been sold to the public in a public distribution or a public securities transaction or sold in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act such that all transfer restrictions and restrictive legends with respect to such Shares shall have been removed in connection with such sale.

        (f) "Registration Expenses" shall mean all expenses incurred by APS in complying with this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for APS, blue sky fees and expenses, the expense of any special audits incident to or required by any such Registration and any expenses related to the maintenance of such Registration and qualification during the period specified in Section 1.4(a) hereof.

        (g) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  (h) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

             1.2  Registration.

                  1.2.1 Registration. Subject to the terms of this Agreement, APS shall use its best efforts to effect Registration of the Registrable Securities within 60 days of their issuance to PURCHASER by filing as soon as possible after the date hereof a Form S-3 Registration Statement (or any successor to Form S-3) with the Commission.

                  1.2.2 Registration of Other Securities. Any Registration Statement filed under this Section 1 may include securities of APS other than Registrable Securities; provided, however, that neither PURCHASER or any Holder shall be required to utilize an underwriter in connection with the sale of their Registrable Securities.

                  1.2.3 Blue Sky. In the event of any Registration pursuant to Section 1, APS will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that:

                         (a)  APS shall not be required to qualify to do
business or to file a general consent to service of process in any such states or jurisdictions, unless APS is already subject to service in such jurisdiction; and

                (b) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

        1.3 Expenses of Registration. All Registration Expenses (but not Selling Expenses) incurred in connection with the Registration pursuant to
Section 1 shall be borne by APS.

        1.4 Registration Procedures. Whenever required under this Agreement to effect the Registration of any securities of APS, subject to the other provisions of this Agreement, APS shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the Commission a Registration Statement with respect to such securities in accordance with Section 1.2.1 and use its diligent best efforts to cause such Registration Statement to become effective as promptly as possible thereafter and to remain effective for a period equal to the shorter of: (i) three years from the date of such effectiveness; or (ii) until the distribution described in the Registration Statement has been completed.

                (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities

Act with respect to the disposition of all securities covered by such Registration Statement.

        (c) Furnish to the Holders participating in such Registration and the underwriters, if any, of the securities being Registered, such reasonable number of copies of the Registration Statement, preliminary prospectus and final prospectus as they may request in order to facilitate the public offering of such securities.

        1.5 Additional Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by a Holder, APS will furnish to the Holder(s):

        (a) as soon as practicable after it becomes available (but in the case of APS' Annual Report to Stockholders, within 120 days after the end of each fiscal year of APS), one copy of: (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants); (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K; (iii) if not included in substance in its Quarterly Reports to Stockholders, its quarterly reports on Form 10-Q; and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits); and

        (b) upon the reasonable request of a Holder, all exhibits excluded by the parenthetical to subparagraph (a) (iv) of this Section 1.5;

and APS, upon the reasonable request of a Holder, will meet with such Holder or a representative thereof at APS' headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Securities Act, including the reasonable production of information at APS' headquarters.

        1.6 Information Furnished by Holder. It shall be a condition precedent of APS' obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to APS such information regarding such Holder and the distribution proposed by such Holder as APS may reasonably request.

        1.7 Indemnification.

                1.7.1 Company's Indemnification of Holder. APS will indemnify and hold harmless each Holder, each of its officers, directors, employees, agents, affiliates and constituent partners, and each person deemed to be in control of such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), from and against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based on any omission
(or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by APS of any rule or regulation promulgated under the Securities Act applicable to APS and relating to action or inaction required of APS in connection with any such Registration, qualification or compliance or arise out of any failure by APS to fulfill an undertaking included in the Registration Statement; and APS will reimburse each such Holder, each such underwriter and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 1.7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of APS (which consent shall not unreasonably be withheld) and; provided, further, that APS will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to APS by such Holder or controlling person and stated expressly to be for use in connection with the offering of securities of APS.

        1.7.2 Holder's Indemnification of Company. Each Holder will indemnify and hold harmless APS, each of its directors, officers, employees, agents and affiliates, each person deemed to be in control of APS within the meaning of Section 15 the Securities Act or Section 20 of the Exchange Act, and each other such Holder, each of its officers, directors, employees, agents, affiliates and constituent partners, and each person deemed to be in control of such other Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification or compliance; and will reimburse APS, such Holder, such directors, officers, partners, persons or control persons for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to APS by such Holder and specifically approved in writing by such Holder for use in connection with the offering of securities of APS; provided, however, that the indemnity contained in this Section 1.7.2 shall not apply with respect to a Holder to amounts paid in settlement of any claim, loss, damage, liability or action if settlement is effected without the consent of such Holder (which consent shall not be unreasonably delayed or withheld).

        1.7.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.7, notify the indemnifying party in writing of the commencement thereof and, to the extent reasonably possible, generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unrasonably withheld; provided, further, that if either party reasonably determines that there may be a conflict between the position of APS and a Holder in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 1.7, then counsel for such party shall be entitled to conduct, or participate in, the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party and the costs of such counsel shall be borne by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 1.7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 1.7.

        1.8 Transfer of Rights. The right to cause APS to Register securities granted by APS to PURCHASER under this Agreement may be assigned by any Holder to a transferee or assignee of any Registrable Securities not sold to the public acquiring at least 25,000 shares of such Holder's Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like); provided, however, that:

        (a) APS must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such information and Registration rights are being assigned; and

        (b) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of APS, in its best judgment, to be a competitor or potential competitor of APS. Notwithstanding the limitations set forth in the foregoing sentence respecting the minimum number of shares which must be transferred and permitted transferees and assignees: (i) any

Holder which is a partnership may transfer such Holder's Registration rights to such Holder's constituent partners without restriction as to the number or percentage of shares acquired by any such constituent partner; and (ii) Section 1.8(b) shall not prohibit the transfer or assignment of such rights to an affiliate of the PURCHASER.

        1.9 Nasdaq Listing. Prior to the effective date of a Registration of any of the Shares, APS shall file an application with NASDAQ to list such Shares for quotation on the Nasdaq National Market.

        1.10 Delay in Effectiveness. In the event a Registration Statement covering the Shares is not declared effective within ninety (90) days after the date hereof or in the event the effectiveness of such Registration Statement is suspended or terminated at any time subsequent to the 90th day after the date hereof and prior to the termination of the period specified in Section 1.4(a) hereof, APS shall pay to the Holders an amount equal to $275 per day for each day such Registration Statement is not effective; provided that nothing herein is intended to limit a Holder's ability to seek to enforce its rights to require that a Registration Statement covering Shares remains effective during the period specified in Section 1.4 hereof; and provided further that APS shall not be required to make any payments to a Holder if the failure to obtain or maintain an effective Registration Statement is solely attributable to a Holder's failure to provide APS with information required to be provided by such Holder for inclusion in the Registration Statement.

    2.  Miscellaneous.

        2.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

        2.2 Successors and Assigns. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

        2.3 Entire Agreement. This Agreement and the Asset Purchase Agreement and the Exhibits and Schedules hereto and thereto constitute the entire contract between APS and the PURCHASER relative to the subject matter hereof. Any previous agreement between APS and the PURCHASER with respect to the subject matter hereof is superseded by this Agreement.

        2.4 Severability. Any invalidity, illegality or limitation of the enforceability with respect to any Holder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any PURCHASER's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Holders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        2.5 Amendment of Agreement. Any provision of this Agreement may be amended only by a written instrument signed by APS and by PURCHASER.

        2.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed:

        (a) if to APS, Advanced Polymer Systems, Inc., 3696 Haven Avenue, Redwood City, California 94063, ATTENTION: President; and

        (b) if to PURCHASER, Dow Corning Corporation, 2200 W. Salzburg Road, Midland, Michigan 48686-0994, ATTENTION: General Counsel.

        2.7 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

        2.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement.

                                        ADVANCED POLYMER SYSTEMS, INC.


                                        By: /s/ Michael O'Connell
                                            _______________________________
                                            Michael O'Connell
                                            Senior Vice President and CFO


                                        DOW CORNING CORPORATION


                                        By: /s/ William P. Cavanaugh
                                            ____________________________
                                            William P. Cavanaugh
                                            Commercial Unit Manager
                                            Personal Household and
                                              Automotive Products

                                   EXHIBIT D

                                   ASSIGNMENT

                 For value received, the sufficiency, adequacy and receipt of which is hereby acknowledged, DOW CORNING CORPORATION, a Michigan corporation, having its principal office in Midland, Michigan, sells, assigns, transfers and releases unto ADVANCED POLYMER SYSTEMS, INC., a Delaware corporation, having its principal place of business at Redwood City, California, all of its right, title and interest of whatsoever nature in and to the following United States Letters Patents:

                   Patent Number          Patent Number            Patent Number
                   -------------          -------------            -------------
                 Re.33,429                 5,026,781                5,169,904
                 4,762,703                 5,035,890                5,208,038
                 4,880,617                 5,037,485                5,246,972
                 4,898,913                 5,102,662                5,281,413
                 4,948,818                 5,135,660                5,350,679
                 4,961,532                 5,135,989                5,387,411
                 4,962,133                 5,145,685                5,409,695
                 4,962,170

and in and to the following United States Patent Applications:

                                                       Serial Number
                                                       -------------
                                                            103,318
                                                            307,121

and in and to the following Foreign Patents:

                                  Country               Patent Number
                                  -------               -------------
                                  Australia                    628,511
                                  Australia                    625,997
                                  Australia                    640,670
                                  Canada                     1,230,560
                                  European                     398,538
                                  European                     417,606
                                  European                     450,656
                                  European                     629,040
                                  Taiwan                        51,199

                                  Taiwan                         57,156
                                  Taiwan                         57,859


and in and to the following Foreign Patent Applications:

                                  Country                   Serial Number
                                  -------                   -------------
                                  Australia                 64675/94
                                  Canada                    2012766
                                  Canada                    2012892
                                  Canada                    2030829
                                  Canada                    2050188
                                  Canada                    2050259
                                  Canada                    2142511
                                  European                  90106775
                                  European                  90303226
                                  European                  90308884
                                  European                  94304152
                                  European                  95300979
                                  Japan                     432/92
                                  Japan                     33947/95
                                  Japan                     85151/92
                                  Japan                     88432/90
                                  Japan                     92387/90
                                  Japan                     100261/9
                                  Japan                     121431/9
                                  Japan                     130731/9
                                  Japan                     177648/9
                                  Japan                     235461/9
                                  Japan                     256881/9
                                  Japan                     256883/9
                                  Korea                     90/ 4885
                                  Korea                     90/10206
                                  Korea                     94/13216

and in and to all inventions described and claimed therein, and also in and to any and all other U.S. and Foreign Patents, Reissue Patents and/or Patent Applications deriving in any way out of said U.S. and Foreign Patents, and the above listed U.S. and Foreign Patent Applications, and further including the entire right, title and interest in and to any and all causes of action arising out of all past, present and future infringement of said U.S. and Foreign Patents, and Patent Applications.

                 The effective date of this Assignment is ____________ .

                                        ______________________________
                                        Leon D. Crossman
                                        Vice President and
                                        Executive Director
                                        Science & Technology

STATE OF MICHIGAN         )
                          )       SS
COUNTY OF BAY             )

                 BEFORE ME,_______________________, a Notary Public in and for Bay County, Michigan, on this day personally appeared Leon D. Crossman, Vice President and Executive Director, S&T, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

                 GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____ day of ________________, 1996.

                 My commission expires on the ________day of ____, 19___.

                                   EXHIBIT E

                              TRADEMARK ASSIGNMENT


WHEREAS, Dow Corning Corporation, a Michigan corporation ("Dow Corning"), has adopted, used and is using or has intent to use the marks which are registered or pending registration and which are listed in the attached Schedule;

AND WHEREAS, Advanced Polymer Systems, Inc., a Delaware corporation ("APS"), is desirous of acquiring said marks and the registrations thereof;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, said Dow Corning does hereby assign unto the said APS all right, title and interest in and to the said marks, together with the goodwill of the business symbolized by the marks and the attached identified registrations thereof.


                                    DOW CORNING CORPORATION


                                    By: /s/ James R. Jenkins
                                        __________________________
                                        James R. Jenkins
                                        Vice President, Secretary and
                                        General Counsel


State of Michigan)
                 )ss
County of Bay    )

On this ______ day of December 1995, before me appeared James R. Jenkins, the person who signed this instrument, who acknowledged that he signed it as a free act on behalf of the identified corporation.


                                     _____________________________
                                        Notary Public

                             SCHEDULE FOR EXHIBIT E

               U.S. AND FOREIGN POLYTRAP TRADEMARK REGISTRATIONS
--------------------------------------------------------------------------------

TRADEMARK         COUNTRY          STATUS           REGISTRATION           REGISTRATION                GOODS
                                                        DATE                  NUMBER
-------------------------------------------------------------------------------------------------------------------------------
POLYTRAP          AUSTRALIA        REGISTERED       05/07/82               A375,235           CHEMICALS AND CHEMICAL
                                                                                              PRODUCTS IN THIS CLASS,
                                                                                              INCLUSIVE OF POLYMER USED
                                                                                              FOR ENTRAPPING SOLID AND/OR
                                                                                              LIQUID MATERIALS.

POLYTRAP          CANADA           REGISTERED       11/10/83               284,921            CHEMICALS, NAMELY: A
                                                                                              POLYMER USED FOR ENTRAPPING
                                                                                              SOLID OR LIQUID MATERIALS.

POLYTRAP          DENMARK          REGISTERED       06/13/86               1403/1986          CHEMICAL PRODUCTS FOR
                                                                                              INDUSTRIAL USE, NAMELY
                                                                                              POLYMER USED FOR
                                                                                              ENTRAPPING SOLID AND/OR
                                                                                              LIQUID MATERIALS.

POLYTRAP          FRANCE           REGISTERED       08/04/82               1,210,886          CHEMICALS -- NAMELY, POLYMER
                                                                                              USED FOR ENTRAPPING SOLID
                                                                                              AND/OR LIQUID MATERIALS.

POLYTRAP          GERMANY          REGISTERED       08/07/82               1 054 970          CHEMICALS, POLYMER

POLYTRAP          ITALY            REGISTERED       03/03/86               408599             CHEMICALS -- NAMELY, POLYMER
                                                                                              USED FOR ENTRAPPING SOLID
                                                                                              AND/OR LIQUID MATERIALS.

POLYTRAP          JAPAN            REGISTERED       03/25/85               1752867            CHEMICALS -- NAMELY, POLYMER
                                                                                              USED FOR ENTRAPPING SOLID
                                                                                              AND/OR LIQUID MATERIALS.

POLYTRAP          SWITZERLAND      REGISTERED       05/05/82               318568             CHEMICALS -- NAMELY, POLYMER
                                                                                              USED FOR ENTRAPPING SOLID
                                                                                              AND/OR LIQUID MATERIALS.
----------------------------------------------------------------------------------------------------------------------------------

                                                              SCHEDULE -- Page 1

                             SCHEDULE FOR EXHIBIT E

               U.S. AND FOREIGN POLYTRAP TRADEMARK REGISTRATIONS

----------------------------------------------------------------------------------------------------------------------------------
TRADEMARK            COUNTRY          STATUS       REGISTRATION     REGISTRATION                       GOODS
                                                       DATE            NUMBER
----------------------------------------------------------------------------------------------------------------------------------
POLYTRAP         UNITED KINGDOM     REGISTERED       05/06/82        B1,174,500      CHEMICAL PRODUCTS, BEING POLYMERS FOR
                                                                                     ENTRAPPING SOLID AND/OR LIQUID MATERIALS.

POLYTRAP         UNITED STATES      REGISTERED       10/05/82        1,211,149

POLYTRAP FLM     CANADA             REGISTERED       06/14/85        303  665        CHEMICAL - NAMELY, POLYMER USED FOR ENTRAPPING
                                                                                     SOLID AND/OR LIQUID MATERIALS.

POLYTRAP FLM     DENMARK            REGISTERED       07/04/86        1587/1986       CHEMICALS - NAMELY, POLYMER USED FOR
                                                                                     ENTRAPPING SOLID AND/OR LIQUID MATERIALS.

POLYTRAP FLM     ITALY              REGISTERED       04/13/88        491490          CHEMICALS - NAMELY, POLYMER USED FOR
                                                                                     ENTRAPPING SOLID AND/OR LIQUID MATERIALS.

POLYTRAP FLM     SWITZERLAND        REGISTERED       05/20/83        325569          CHEMICALS - NAMELY, POLYMER USED FOR
                                                                                     ENTRAPPING SOLID AND/OR LIQUID MATERIALS.

POLYTRAP FLM     UNITED KINGDOM     REGISTERED       05/31/83        B1,196,850      CHEMICALS - NAMELY, POLYMER USED FOR
                                                                                     ENTRAPPING SOLID AND/OR LIQUID MATERIALS.

POLYTRAP FLM     UNITED STATES      REGISTERED       02/21/84        1,267,508       CHEMICALS - NAMELY, POLYMER USED FOR
                                                                                     ENTRAPPING SOLID AND/OR LIQUID MATERIALS.
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 SCHEDULE - Page 2

                             SCHEDULE FOR EXHIBIT E

               U.S. AND FOREIGN POLYTRAP TRADEMARK REGISTRATIONS

----------------------------------------------------------------------------------------------------------------------------------
TRADEMARK            COUNTRY          STATUS       REGISTRATION     REGISTRATION                       GOODS
                                                       DATE            NUMBER
----------------------------------------------------------------------------------------------------------------------------------
POLYTRAP SMP     CANADA             REGISTERED       12/21/84        298  275        CHEMICAL - NAMELY, POLYMER USED FOR ENTRAPPING
                                                                                     SOLID AND/OR LIQUID MATERIALS.

POLYTRAP SMP     ITALY              REGISTERED       04/13/88        491491          CHEMICALS - NAMELY, POLYMER USED FOR
                                                                                     ENTRAPPING SOLID AND/OR LIQUID MATERIALS.

POLYTRAP SMP     JAPAN              REGISTERED       09/21/87        1,982,992       CHEMICALS - NAMELY, POLYMER USED FOR
                                                                                     ENTRAPPING SOLID AND/OR LIQUID MATERIALS.

POLYTRAP SMP     UNITED KINGDOM     REGISTERED      00/00/0000       B1,196,851      CHEMICALS - NAMELY, POLYMER USED FOR
                                                                                     ENTRAPPING SOLID AND/OR LIQUID MATERIALS.

POLYTRAP SMP     UNITED STATES      REGISTERED       02/21/84        1,267,515       CHEMICALS - NAMELY, POLYMER USED FOR
                                                                                     ENTRAPPING SOLID AND/OR LIQUID MATERIALS.
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 SCHEDULE - Page 3

                                    EXHIBIT F

                             DISTRIBUTION AGREEMENT

         THIS DISTRIBUTION AGREEMENT is made and entered into this ___ day of ______, 1996, by and between Dow Corning Corporation, a corporation organized and existing the laws of the State of Michigan and having its principal place of business at 2200 West Salzburg Road, Midland, Michigan 48686-0994 ("DCC"), and Advanced Polymer Systems, Inc. ("APS"), a corporation organized and existing under the laws of the State of Delaware having its principal place of business at 3696 Haven Avenue, Redwood City, California 94063.

         WHEREAS, DCC and APS have entered into an Asset Purchase Agreement dated _______ , 1996, wherein APS desires to appoint DCC, and DCC is willing to accept the appointment, to act as a non-exclusive distributor to sell Microsponge(R) and Polytrap(R) Systems ("Systems") to customers located within and outside of the United States ("Customers").

         NOW, THEREFORE, in consideration of the following covenants and obligations, and subject to the conditions and limitations set forth here, the parties agree as follows:

                             ARTICLE I. DEFINITIONS

         All capitalized terms not defined herein shall have the same meaning as defined in the Asset Purchase Agreement.

         Unless otherwise specifically set forth herein, the following terms shall have the following meanings:

         1.1 "Distribution Agreement", with no other modification or description, refers to this Distribution Agreement.

         1.2 "Gross Sales Revenues" shall mean the total sales revenues in local currency derived by APS from the sale of Systems to Customers sold by DCC, less (a) returns and allowances, and (b) shipping expenses, freight and duty, in accordance with the appointment hereunder.

         1.3 "Joint Agreement" shall mean that certain agreement between DCC and APS effective November 25, 1991, which provides for the supply and purchase of the Systems.

                         ARTICLE II. APPOINTMENT OF DCC

                APS hereby appoints DCC, and DCC hereby accepts the appointment by APS, to act as APS non-exclusive distributor of the Systems to Customers for the period commencing on the date hereof and ending on _______, or such earlier date mutually acceptable to DCC and APS ("Term"). During the Term, APS may also sell Systems directly to Customers.

                         ARTICLE III. DISTRIBUTOR PRICES

                APS shall continue to sell Systems to DCC at the same price and under the same terms at which DCC has been purchasing Systems pursuant to the Joint Agreement. Customer prices shall be determined by APS.

                             ARTICLE IV. SALES LEADS

                As appropriate, DCC shall provide to APS any industry contracts or potential sales leads that arise during the Term.

                        ARTICLE V. DELIVERY TO CUSTOMERS

                DCC will work with APS to arrange for all orders of Systems to be drop-shipped to Customer's plant. If APS is unable to arrange for drop-shipment, DCC shall be reimbursed by APS for all shipping expenses, overseas freight and duty, as applicable, incurred by DCC.

                             ARTICLE VI. COMMISSION

                In consideration for the foregoing to be performed by DCC, APS agrees to pay to DCC, in U.S. dollars, a commission in the amount of three percent (3%) of the Gross Sales Revenues ("Commissions").

                       ARTICLE VII. STATEMENTS AND PAYMENT

                DCC shall pay APS, on a quarterly basis, the Gross Sales Revenue, netted by Commissions earned and shipping expenses incurred for the period. Each payment shall be accompanied by a statement setting forth the amount of Gross Sales Revenue, Commissions earned and shipping expenses, overseas freight and duty incurred for the period.

                     ARTICLE VIII. ACTS CONSTITUTING BREACH

        8.1 Unless waived by DCC, the following acts shall be deemed to constitute breach of this Distribution Agreement by APS:

                8.1.1 The nonperformance by APS of any material provision of this Distribution Agreement;

                8.1.2   The insolvency or dissolution of APS;

                8.1.3 The filing of a petition seeking relief under any federal bankruptcy law by or against APS; or

                8.1.4 An application by APS for receivership, an assignment for the benefit of APS' creditors, or an admission by APS that it is unable to pay its debts or meet its obligations.

         8.2 Unless waived by APS, the nonperformance by DCC of any material provision of this Distribution Agreement shall be deemed to constitute breach of this Distribution Agreement by DCC.

                        ARTICLE IX. REMEDIES UPON BREACH

         9.1 In the event APS shall breach this Agreement as provided in Paragraph 8.1, this Agreement shall terminate and DCC shall be entitled to pursue any available remedies, whether legal or equitable, against APS.

         9.2 In the event DCC shall breach this Agreement as provided in Paragraph 8.2, this Agreement shall terminate and APS shall be entitled to pursue any available remedies, whether legal or equitable, against DCC.

                            ARTICLE X. GOVERNING LAW

         This Distribution Agreement, regardless of where signed, shall be governed by the law of the State of Michigan without giving effect to any principles of conflict of law.

                  ARTICLE XI.   ENTIRE AGREEMENT AND AMENDMENT

         This Distribution Agreement contains the entire agreement between the parties in respect to the subject matter hereof and can only be altered or amended by a written document or instrument signed by DCC and APS. No modification of, addition to, extension of or waiver of any of the terms of this Distribution Agreement shall be binding on the other party unless in writing and signed by an authorized representative of such party.

                  ARTICLE XII. INVALID OR UNENFORCEABLE TERMS

         If any term or provision of this Distribution Agreement is deemed invalid or unenforceable by reason of law, this Distribution Agreement shall be construed in such a manner as to delete that term or provision held to be invalid or unenforceable and all other terms and provisions of this Distribution Agreement shall remain in full force and effect. To the extent that any term or provision is invalid or unenforceable by limitation or in part, then that term or provision shall be enforceable to the fullest extent permitted by law.

                              ARTICLE XIII. NOTICE

         Any notice to APS provided for in this Distribution Agreement shall be given by mailing such notice, or certified mail, return receipt requested, addressed to 3696 Haven Avenue, Redwood City, California 94063, or to such other address as APS may designate by written notice to DCC. Any notice to DCC shall be given by mailing such notice, certified mail, return receipt requested, addressed to DCC at 2200 West Salzburg Road, Midland, Michigan 48686-0994,
Attention: General Counsel or to such other address as DCC may designate by written notice to APS. Any notice issued in accordance with this Distribution Agreement shall be deemed to have been received by the appropriate party two (2) business days after being so mailed.

         IN WITNESS WHEREOF, the parties have executed this Distribution Agreement.

DOW CORNING CORPORATION                        ADVANCED POLYMER SYSTEMS, INC.

By:___________________________                 By:   __________________________
   William P. Cavanaugh                        Title:__________________________
   Commercial Unit Manager
   Personal, Household and
   Automotive Products

                                    EXHIBIT G

                              NON-COMPETE AGREEMENT

         THIS NON-COMPETE AGREEMENT ("Non-Compete Agreement") is made this ______ day of ___________, 1996, by and between Advanced Polymer Systems Inc., a Corporation organized and existing under the laws of the State of Delaware ("Purchaser"), and Dow Corning Corporation, a Corporation organized and existing under the laws of the State of Michigan ("DCC").

                              W I T N E S S E T H:

         WHEREAS, Purchaser and DCC have entered into an Asset Purchase Agreement dated _________________ related to the sale, transfer, and assignment, from DCC to Purchaser of DCC's POLYTRAP(R) patents, trademarks, and technology; and

         WHEREAS, the Asset Purchase Agreement in Paragraph 5 provides that Purchaser and DCC shall enter into a non-compete agreement on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions

         1.1 All capitalized terms not defined herein shall have the same meaning as defined in the Asset Purchase Agreement.

         1.2 Unless otherwise specifically set forth herein, the following terms shall have the following meanings:

         1.2.1 "Field " shall mean a POLYTRAP(R) polymer-based carrier system, with or without entrapped ingredient(s), to be used as a raw material(s), which raw material(s) is sold to primary or end-use manufacturers or distributors. Other than over-the-counter (OTC) sunscreens and OTC antiperspirant active ingredients, entrapment of drugs is excluded.

         1.2.2 "POLYTRAP(R)" shall mean a polymer-based carrier system as described and claimed in US Patent No. Re. 33,429, issued on November 6, 1990.

SECTION 2.  Covenant Not to Compete.

         2.1 In the Asset Purchase Agreement of even date herewith, DCC has agreed to sell, transfer, and assign, to PURCHASER all of DCC s rights in the POLYTRAP(R) System Assets.

         2.2 Except as provided in Section 4 of the Asset Purchase Agreement, DCC hereby agrees not to engage, directly or indirectly, in the United States, or in any foreign country, in which the POLYTRAP(R) System is presently being sold or utilized in products, either alone or in association with any other person, firm, corporation, or any other business organization, in the business of creating, licensing, manufacturing, or marketing, POLYTRAP(R) polymer-based carrier systems for use in the Field.

         2.3 The period of time during which DCC is prohibited from engaging in the activities enumerated in Section 2.2 hereof shall commence on the date hereof and end on December 31, 2005, or end on the date when Purchaser ceases to carry on like business, whichever occurs first.

         2.4 Nothing in this Non-Compete Agreement shall be construed as prohibiting DCC from supplying organosilicon compounds, silicones, silanes, or organo-modified silicones or silanes, to any person, firm, corporation, or business located anywhere in the world, regardless of whether that person, firm, corporation, or business is engaged in direct or indirect competition with Purchaser.

         2.5 DCC shall have no right to make, have made, use, or sell POLYTRAP(R) materials, or license any third party to do so, for use in the Field, for the term specified in Section 2.3.

         2.6 DCC has carefully read and considered the provisions of this
Section 2, and having done so, agrees that the agreements and restrictions set forth in this Section, including without limitation, the time period of restriction and the geographical area of restriction, are bargained for, and are fair and reasonable restrictions on DCC.

SECTION 3.  New POLYTRAP(R) Developments

         3.1 If, during the term of this Non-Compete Agreement, DCC acquires licensable or sublicensable patent rights in POLYTRAP(R), uses of POLYTRAP(R), or methods of making POLYTRAP(R), discovered after the date of this Non-Compete Agreement, DCC agrees not to license or sublicense those rights to any third party, without first offering such license or sublicense on the same terms to Purchaser. Any license granted by DCC pursuant to this Section shall be, subject to the extent of rights obtained by DCC, exclusive in nature for the term of this Non-Compete Agreement and nonexclusive thereafter. Any such license shall not bear a royalty in excess of five percent (5%) of the net sale price of POLYTRAP(R) discovered after the date of this Non-Compete Agreement and covered by such patent.

SECTION 4.  Fee.

         4.1 In consideration of the agreements of DCC contained in this Non-Compete Agreement, Purchaser agrees to pay to DCC the agreed upon consideration set forth in Paragraph 3.1 in the Asset Purchase Agreement, the consideration of which compensates DCC s for obligations undertaken in this Non-Compete Agreement.

SECTION 5.  Notices.

         5.1 All demands, notices, and communications hereunder shall be in writing, and shall be given by United States mail (certified, return receipt requested), overnight courier services, or other means, in each case with all postage or delivery charges prepaid, to the party entitled thereto at such party's address as set forth below:

         If to DCC:               Dow Corning Corporation
                                  2200 West Salzburg Road
                                  Midland, MI 48686-0994
                                  Attention:  General Counsel

         If to Purchaser:         Advanced Polymer Systems, Inc.
                                  3696 Haven Avenue
                                  Redwood City, CA 94063

or at such other address as such party may hereafter furnish to the other party, by notice conforming to the requirements of this Section. Any demand, notice, or communication hereunder shall be deemed to have been received by the appropriate party three (3) business days after being so mailed.

SECTION 6.  Separability Clause.

         Any provision of this Non-Compete Agreement that conflicts with applicable law, or is held to be void or unenforceable, shall be ineffective to the extent of such conflict, voidness, or unenforceability, without invalidating the remaining provisions hereof, which remaining provisions shall be enforceable to the fullest extent permitted under applicable law.

SECTION 7.  Governing Law.

         This Non-Compete Agreement shall be construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of Michigan, without reference to the principles of conflict of laws thereof.

SECTION 8.  Successors and Assigns; Assignment of Agreement.

         This Non-Compete Agreement shall bind and inure to the benefit of, and be enforceable by the parties hereto, and their respective successors and assigns. This Non-Compete Agreement may not be assigned, pledged, or hypothecated by any party hereto, to any person not a party hereto, whether by operation of law or otherwise, without the consent of all parties to this Non-Compete Agreement. This Non-Compete Agreement is not intended to confer upon any person not a party hereto any rights or remedies hereunder, unless such person is a permitted successor to or an assignee of a party hereto.

SECTION 9.  Waiver.

         The failure of any party to insist upon strict performance of any covenant or obligation hereunder, irrespective of the length of time for which such failure continues, shall not be deemed a waiver of such party s right to demand strict performance of such covenant or obligation at a later time. No consent to or waiver of any breach or default in the performance of any covenant or obligation hereunder, whether express or implied, shall constitute a consent to or waiver of any other breach or default in the performance of the same, of any other convenant or obligation hereunder. No term or provision of this Non-Compete Agreement shall be deemed waived unless such waiver is in writing, and signed by the party against whom such waiver is sought to be enforced.

SECTION 10.  Term of Non-Compete Agreement.

         This Non-Compete Agreement shall remain in effect from its date of execution until December 31, 2005, unless terminated sooner as provided in
Section 2.2.

SECTION 11.  Entire Agreement.

         This Non-Compete Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties hereto, with respect to the transactions contemplated hereby, and the subject matter hereof. No provision of this Non-Compete Agreement may be modified, altered, or amended except in writing executed by all parties hereto.

SECTION 12.  Captions.

         The Section and other headings contained in this Non-Compete Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Non-Compete Agreement, or the intent of any provision hereof.

SECTION 13.  Counterparts.

         This Non-Compete Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

SECTION 14.  Enforceability,

         In the event of default by Purchaser thirty (30) days after receipt by Purchaser of notice of such default from DCC, of consideration due DCC under the terms of the Asset Purchase Agreement, then this Non-Compete Agreement shall be null and void, and unenforceable against DCC.

         IN WITNESS WHEREOF, the parties hereto have caused this Non-Compete Agreement to be executed by their respective officers thereunto, duly authorized.

ADVANCED POLYMER SYSTEMS, INC.             DOW CORNING CORPORATION

By: __________________________             By: __________________________

                                               Leon D. Crossman
                                               Vice President & Director,
                                              Science & Technology

Date: ________________________             Date: ________________________